UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2024 (December 5, 2024).

BTC DIGITAL LTD.

(Exact name of Company as specified in its charter)

Cayman Islands	001-39258	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

61 Robinson Road Level 6 & 7

#738, Singapore 068893

(Address of principal executive offices)

+65 6022 2515

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	BTCT	The Nasdaq Stock Market LLC
Warrants	BTCTW	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On December 6, 2024, BTC Digital Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (the “Underwriter”), as amended by a written amendment on December 9, 2024, relating to the Company’s public offering (the “Offering”) of 880,000 shares (the “Shares”) of its ordinary shares, par value $0.06 per share (“Ordinary Shares”), and pre-funded warrants to purchase 1,620,000 shares of Ordinary Shares in lieu of Ordinary Shares (the “Pre-Funded Warrants”, and collectively with the Shares, the “Firm Securities”) to certain investors. Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 45-day option (“Option”) to purchase an additional 375,000 shares of Ordinary Shares (the “Option Securities”, and together with the Firm Securities, the “Securities”).

On December 9, 2024, the Company issued the Firm Securities and closed the Offering at a public price of $8.00 per Share, and $7.999 per share underlying each Pre-Funded Warrant, for net proceeds to the Company of approximately $18.40 million after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds of the Offering for general corporate purposes, which may include increasing its working capital, reducing indebtedness as applicable, acquisitions or investments in businesses, products or technologies that are complementary to its own, and capital expenditures.

Each Pre-Funded Warrant has an exercise price per share of Ordinary Shares equal to $0.001 per share. The exercise price and the number of shares of Ordinary Shares issuable upon exercise of each Pre-Funded Warrant is subject to adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Ordinary Shares. Under the Pre-Funded Warrants, a holder will not be entitled to exercise any portion of any Pre-Funded Warrant that, upon giving effect to such exercise, would cause the aggregate number of shares of Ordinary Shares beneficially owned by such holder (together with its affiliates) to exceed 4.99% of the number of shares of Ordinary Shares outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrant, which percentage may be changed at the holder’s election to a higher or lower percentage not in excess of 9.99% upon 61 days’ notice to the Company. In addition, in certain circumstances, upon a fundamental transaction, a holder of Pre-Funded Warrants will be entitled to receive, upon exercise of the Pre-Funded Warrants, the kind and amount of securities, cash or other property that such holder would have received had they exercised the Pre-Funded Warrants immediately prior to the fundamental transaction.

The Firm Securities were offered, issued, and sold pursuant to a prospectus supplement and accompanying prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to an effective shelf registration statement filed with the SEC on Form S-3 (File No. 333-283367) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), as supplemented by a prospectus supplement, dated December 6, 2024, relating to the Securities (together with the accompanying base prospectus, dated November 20, 2024, the “Prospectus Supplement”), filed with the SEC pursuant to Rule 424(b) of the Securities Act on December 9, 2024.

The Underwriting Agreement includes customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of the specific applicable dates contained in the Underwriting Agreement, were solely for the benefit of the parties to the Underwriting Agreement and were subject to limitations agreed upon by the contracting parties.

The Underwriting Agreement, the Form of Pre-Funded Warrant, and the amendment to the Underwriting Agreement are filed as Exhibit 1.1, Exhibit 4.1, and Exhibit 99.1 to this report and are each incorporated herein by reference, respectively. The foregoing is only a brief description of the terms of the Underwriting Agreement and the Pre-Funded Warrant and does not purport to be a complete statement of the rights and obligations of the parties thereto and the transactions contemplated thereby, and each are qualified in their entirety by reference to the full text of such each such exhibit. A copy of the legal opinions of Conyers Dill & Pearman, relating to the validity of the issuance and sale of the Shares and the Pre-Funded Warrants in the Offering, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 8.01 Other Events.

On December 5, 2024, the Company issued a press release announcing the launch of the Offering. The press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

On December 6, 2024, the Company issued a press release announcing the pricing of the Offering. The press release is attached as Exhibit 99.3 to this report and is incorporated herein by reference.

On December 9, 2024, the Company issued a press release announcing the closing of the Offering. The press release is attached as Exhibit 99.4 to this report and is incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Offering, including, without limitation, the Company’s intended use of proceeds from the Offering, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as “will be,” “may,” “expects,” “believes,” “plans” and “intends” and other terms with similar meaning. You are cautioned that the forward-looking statements in this Current Report on Form 8-K are based on current beliefs, assumptions and expectations, speak only as of the date of this Current Report on Form 8-K and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, market conditions and the risk factors detailed in the Prospectus Supplement, which is a part of the Registration Statement, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and those risk factors set forth from time to time in the Company’s other filings with the SEC. For the reasons discussed above, you should not place undue reliance on the forward-looking statements in this Current Report on Form 8-K. The Company undertakes no obligation to update the forward-looking statements set forth in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, unless required by applicable securities laws.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 6, 2024, between BTC Digital Ltd. and Aegis Capital Corp.
4.1	Form of Pre-funded Warrant
5.1	Opinion of Conyers Dill & Pearman
23.1	Consent of Conyers Dill & Pearman (included in Exhibit 5.1)
99.1	Amendment to the Underwriting Agreement, dated December 9, 2024
99.2	Press Release, dated December 5, 2024
99.3	Press Release, dated December 6, 2024
99.4	Press Release, dated December 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTC Digital Ltd.

Date: December 9, 2024	By:	/s/ Siguang Peng
Siguang Peng
Chief Executive Officer

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